UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware                            333-111379             06-1442101
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)            Identification No.)

600 Steamboat Road, Greenwich, Connecticut                       06830
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (203) 625-2700


(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On August 12, 2004, a single series of certificates, entitled Meritage Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc. as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of ninteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $606,971,066.94 as of August 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 9, 2004, among Meritage Mortgage Corporation (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, and the Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated August 9, 2004 (the "Underwriting Agreement") among the Depositor, the Underwriter and WAMU Capital Corp. The Class B-1 Certificates, the Class B-2 Certificates and the Class R Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated August 9, 2004 (the "Purchase Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                      Initial Certificate Principal Balance
             Class          or Notional Amount                Pass-Through Rate
             -----          ------------------                -----------------
             I-A1            $ 656,312,000.00                      Variable
             II-A1           $ 28,000,000.00                       Variable
             II-A2           $ 93,600,000.00                       Variable
             II-A3           $ 13,039,000.00                       Variable
              M-1            $ 32,851,000.00                       Variable
              M-2            $ 30,324,000.00                       Variable




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              M-3            $ 20,216,000.00                       Variable
              M-4            $ 17,689,000.00                       Variable
              M-5            $ 17,689,000.00                       Variable
              M-6            $ 15,162,000.00                       Variable
              M-7            $ 15,162,000.00                       Variable
              M-8            $ 15,162,000.00                       Variable
              M-9            $ 15,162,000.00                       Variable
             M-10            $ 12,635,000.00                       Variable
              B-1            $ 10,108,000.00                       Variable
              B-2             $ 7,581,000.00                       Variable
               C              $ 10,107,900.00                      Variable
               P                 $100.00                             N/A
               R                 100.00%                             N/A

            The Certificates, other than the Class C Certificates, the Class P Certificates, Class B-1 Certificates, Class B-2 Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated August 9, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, Class B-1 Certificates, Class B-2 Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         Exhibit No.                            Description
         -----------                            -----------
              4.1 Pooling and Servicing Agreement, dated as of August 1, 2004, by and among Financial Asset Securities Corp. as Depositor, Saxon Mortgage Services, Inc. as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-2 Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 2, 2004

                                       FINANCIAL ASSET SECURITIES CORP.


                                       By: /s/ Frank Skibo
                                          -----------------------------
                                       Name:   Frank Skibo
                                       Title:  Senior Vice President



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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of August 1,                         7
                       2004, by and among Financial Asset Securities Corp. as
                       Depositor, Saxon Mortgage Services, Inc. as Servicer
                       and Deutsche Bank National Trust Company as Trustee,
                       relating to the Series 2004-2 Certificates.







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                                   Exhibit 4.1